EXHIBIT 4.4

                           RED PEPPER SOFTWARE COMPANY
                             1993 STOCK OPTION PLAN


         1. Purpose. The Red Pepper Software Company 1993 Stock Option Plan (the "Plan") is established to attract, retain and reward persons providing services to Red Pepper Software Company and any successor corporation thereto (collectively referred to as the "Company"), and any future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), and to motivate such persons to contribute to the growth and profits of the Participating Company Group in the future. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option. Options may be either incentive stock options as defined in section 422 of the Code ("Incentive Stock Options") or nonqualified stock options. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         3.       Eligibility.

                  (a) General. Options may be granted only to employees (including officers) and directors of the Participating Company Group or to individuals who are rendering services as consultants or other independent contractors to the Participating Company Group. The Board shall, in the Board's sole discretion, determine which persons shall be granted Options (an "Optionee"). A director of the Company shall be eligible to be granted only a nonqualified stock option unless the director is also an employee of the Company. An individual who is rendering services as a consultant or other independent contractor shall be eligible to be granted only a nonqualified stock option. Eligible persons may be granted more than one (1) Option.

                  (b) Evergreen Options. The Board may grant Options (an "Evergreen Option") under which vesting commences upon or following the completion of vesting of another Option held by the Optionee, as a result of which the Evergreen Option does not vest at a rate of at least twenty percent (20%) per year over a period not greater than five (5) years from the date of grant of such Evergreen


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
Option. An Evergreen Option may only be granted to an individual who has previously been granted an Option under the Plan (other than an Evergreen Option) and who is (i) an employee of the Participating Company Group whose annual compensation is at least sixty thousand dollars ($60,000), (ii) an officer or director of a Participating Company, or (iii) rendering services as a consultant to the Participating Company Group. The Board shall, in its sole discretion, determine which persons shall be granted Evergreen Options.

         4. Shares Subject to Option. Options shall be options for the purchase of the authorized but unissued common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 10 below. The maximum number of shares of Stock which may be issued under the Plan shall be Three Million Four Hundred Thousand (3,400,000) shares. In the event that any outstanding Option for any reason expires or is terminated or canceled, the share allocable to the unexercised portion of such Option may again be subjected to an Option grant.

         5. Time for Granting Options. All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

         6. Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the option price of the Option, the exercisability of the Option, whether the Option is to be treated as an Incentive Stock Option or as a nonqualified stock option and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, and shall comply with and be subject to the following terms and conditions:

                  (a) Option Exercise Price. The option exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (i) the option exercise price per share for an Incentive Stock Option shall be not less than the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option, (ii) the option exercise price per share for a nonqualified stock option shall not be less than eighty-five percent (85%) of the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option and (iii) no Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of section 422(b)(6) of the Code and/or ten percent (10%) of the total combined value of all classes of stock of a Participating Company (a "Ten Percent Owner Optionee") shall have an option exercise price per share less than one hundred ten percent (110%) of the fair market value of a share of Stock on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a nonqualified stock option) may be granted with an option exercise price lower than the minimum option exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of section 424(a) of the Code.

                  (b) Exercise Period of Options. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which


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
all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted, and (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted.

                  (c) Payment of Option Price. Payment of the option exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the option exercise price, (iii) by the Optionee's recourse promissory note, (iv) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System, or (v) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to either of the standard forms of stock option agreement described in paragraph 7 below, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the option exercise price and/or which otherwise restrict one
(1) or more forms of consideration. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Furthermore, no promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than five (5) years after the Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired on exercise of the Option and/or with other collateral acceptable to the Company.

                           (y) Unless otherwise provided by the Board, in the
event the Company at any time becomes subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

                           (z) The Company reserves, at any and all times, the
right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

         7.       Standard Forms of Stock Option Agreement.

                  (a) Incentive Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of incentive stock option agreement attached


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
hereto as Exhibit A and incorporated herein by reference; provided, however, that an Evergreen Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of "Immediately Exercisable Incentive Stock Option Agreement (Evergreen Option)" approved by the Board and as amended from time to time.

                  (b) Nonqualified Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as a "Nonqualified Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of nonqualified stock option agreement attached hereto as Exhibit B and incorporated herein by reference; provided, however, that an Evergreen Option designated as a "Nonqualified Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of "Immediately Exercisable Nonqualified Stock Option Agreement (Evergreen Option)" approved by the Board and as amended from time to time.

                  (c) Standard Term for Options. Unless otherwise provided for by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of ten (10) years.

         8. Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of either of the standard forms of stock option agreement described in paragraph 7 above either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

         9. Fair Market Value Limitation. The aggregate fair market value of the stock for which Incentive Stock Options held by an Optionee may become exercisable for the first time during any calendar year (under the Plan and any other stock option plan of the Participating Company Group) shall not be at a rate in excess of One Hundred Thousand Dollars ($100,000).

         10. Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the option price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company.

         11. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the
Company:

                  (a) the direct or indirect sale or exchange by the shareholders of the Control Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

                  (b) a merger or consolidation in which the Company is not the surviving corporation;

                  (c) a merger or consolidation in which the Company is the surviving corporation where the shareholders of the Company before such merger or consolidation do not retain, directly or


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
indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

                  (d) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations of the Company); or

                  (e) a liquidation or dissolution of the Company.

         In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to either assume the Company's rights and obligations under outstanding stock option agreements or substitute options for the Acquiring Corporation's stock for such outstanding Options. Any Options which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Transfer of Control shall terminate effective as of the date of the Transfer of Control.

         12. Provision of Information. Each Optionee shall be provided with copies of financial statements of the Company at least annually equivalent to the financial information generally made available to the Company's common shareholders. The Company shall not be required to deliver such information to persons whose duties in connection with the Company assure their access to equivalent information.

         13. Options Non-Transferable. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

         14. Transfer of Company's Rights. In the event any Participating Company assigns, other than by operation of law, to a third person, other than another Participating Company, any of the Participating Company's rights to repurchase any shares of Stock acquired on the exercise of an Option, the assignee shall pay to the assigning Participating Company the value of such right as determined by the Company in the Company's sole discretion. Such consideration shall be paid in cash. In the event such repurchase right is exercisable at the time of such assignment, the value of such right shall be not less than the fair market value of the shares of Stock which may be repurchased under such right (as determined by the Company) minus the repurchase price of such shares. The requirements of this paragraph 14 regarding the minimum consideration to be received by the assigning Participating Company shall not inure to the benefit of the Optionee whose shares of Stock are being repurchased. Failure of a Participating Company to comply with the provisions of this paragraph 14 shall not constitute a defense or otherwise prevent the exercise of the repurchase right by the assignee of such right.

         15. Termination or Amendment of Plan. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan at any time; provided, however, that without the approval of the Company's shareholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 10 above), (b) no change in the class of persons eligible to receive Incentive Stock Options and
(c) no expansion in the class of persons eligible to receive nonqualified stock options. In any event, no amendment may adversely affect any then


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outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.


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
                                  PLAN HISTORY
                                  ------------



February 10, 1993              Board of Directors adopted the Plan with a share reserve of
                               852,000 shares

March 18, 1993                 Shareholders approved the adoption of the Plan

July 11, 1994                  Board of Directors approved an increase in the Plan's share reserve from 852,000 to 1,500,000 shares

April 7, 1995                  Shareholders approve share reserve increase from 852,000
                               to 2,100,000 shares

April 28, 1995                 Board of Directors approved increase in the Plan's share
                               reserve from 1,500,000 to 2,100,000 shares

September 13, 1995             Board of Directors approved increase in the Plan's
                               reserve from 2,100,000 to 2,600,000 shares

September 6, 1996              Shareholders approve share reserve increase from
                               2,100,000 to 2,600,000 shares.

March 5, 1996                  Board of Directors approved increase in the Plan's reserve
                               2,600,000 to 3,400,000 shares.

September 6, 1996              Shareholders approve share reserve increase from
                               2,600,000 to 3,400,000 shares.

July 10, 1996                  Board of Directors approved amendment of Plan to permit the grant of Evergreen Options.


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
IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                           RED PEPPER SOFTWARE COMPANY

                             IMMEDIATELY EXERCISABLE

                       NONQUALIFIED STOCK OPTION AGREEMENT


         Red Pepper Software Company (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

         1.       Definitions:

                  (a)      "Optionee" shall mean _____________________________ .

                  (b)      "Date of Option Grant" shall mean _________________ .

                  (c) "Number of Option Shares" shall mean _______________ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

                  (d)      "Exercise Price" shall mean $             per share
as adjusted from time to time pursuant to paragraph 9 below.

                  (e)      "Initial Exercise Date" shall be the Date of Option
Grant.

                  (f)      "Initial Vesting Date" shall be the Date of Option
Grant.


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
                  (g) Determination of "Vested Ratio":


                                                                       Vested Ratio
                                                                       ------------

                  Prior to Initial Vesting Date                                0


                  On Initial Vesting Date, provided the Optionee             1/1
                  is continuously employed by a Participating
                  Company from the Date of Option Grant until
                  the Initial Vesting Date

                  In no event shall the Vested Ratio exceed 1/1.

                  (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

                  (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (j "Company" shall mean Red Pepper Software Company, a California corporation, and any successor corporation thereto.

                  (k) "Participating Company" shall mean (i) the Company and
(ii) any future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

                  (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

                  (m) "Plan" shall mean the Red Pepper Software Company 1993 Stock Option Plan.

         2. Status of the Option. This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

         3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.


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
         4.       Exercise of the Option.

                  (a) Right to Exercise. Except as otherwise provided herein, the Option shall be immediately exercisable in its entirety on and after the Initial Exercise Date and prior to the termination of the Option (as provided in paragraph 6) in an amount not to exceed the Number of Option Shares less the number of shares previously acquired upon exercise of the Option, subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 and paragraph 12 below. Notwithstanding the foregoing, the Option may not be exercised more frequently than twice in any continuous twelve (12) month period; provided, however, that the foregoing restriction shall not apply so as to prevent an exercise (i) following the Optionee's termination of employment as set forth in paragraph 7 below or (ii) during the thirty (30) day periods immediately preceding and following an Ownership Change as defined in paragraph 8 below. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's shareholders in order for the Plan to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such shareholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such shareholder approval.

                  (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of escrow agreement referenced below.

                  (c) Form of Payment of Option Exercise Price. Payment of the aggregate Exercise Price for the number of shares for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the option price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

                  (d) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option.

                  (e) Certificate Registration. Except in the event the Exercise Price is paid by means of Immediate Sales Proceeds, the certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                  (f) Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                  (g) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative as provided under section 422(b)(5) of the Code and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) a Transfer of Control to the extent provided in paragraph 8 below.

         7.       Termination of Employment.

                  (a) Termination of the Option. If the Optionee ceases to be an employee of the Participating Company Group for any reason, except death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three
(3) months after the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment. Notwithstanding the provisions of this paragraph 7(a), the Option may not be exercised after the Optionee's termination of employment if the shares to be acquired on exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in paragraph 11 below.

                  (b) Termination of Employment Defined. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company. The Optionee's employment shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee serves as an employee, provided that there is no interruption or termination of the Optionee's serving as an employee.

                  (c) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise. The Option shall be immediately exercisable in its entirety on and after the Initial Exercise Date subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 and paragraph 12 below.

                  (d) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

                  (e) Leave of Absence. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

                  (f) Application to Directors, Consultants and Advisors. For purposes of this Option Agreement, in the event the Optionee is a director or consultant or advisor but not an employee of a Participating Company at the time the Option is granted, termination of the Optionee's status as a director or consultant or advisor of the Participating Company shall be deemed to be termination of the Optionee's employment.

         8. Ownership Change and Transfer of Control. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                  (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

                  (b) a merger or consolidation in which the Company is a party;

                  (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations as defined in paragraph 1(k) above of the Company); or

                  (d) a liquidation or dissolution of the Company.

         A "Transfer of Control" shall mean an Ownership Change in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction or in which the Company is not the surviving corporation.

         In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock of the Option. The Option shall terminate and cease to be effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of Transfer of Control.

         9. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner. In the event of (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange, (b) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations as defined in paragraph 1(k) above of the Company), or (c) a liquidation or dissolution of the Company, the Company may unilaterally arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation either assume the Company's rights and obligations under this Option Agreement or substitute an option for such corporation's stock for the Option.

         10. Rights as a Shareholder or Employee. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.


         11. Unvested Share Repurchase Option.

                  (a) Unvested Share Repurchase Option. In the event the Optionee's employment with the Participating Company Group is terminated for any reason, with or without cause, or if the Optionee or the Optionee's legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change) any shares acquired upon exercise of the Option which exceed the Optionee's Vested Shares as defined in paragraph 11(b) below (the "Unvested Shares"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Unvested Share Repurchase Option").

                  (b) Vested Shares and Unvested Shares Defined. The total Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above are Vested Shares. For purposes of this paragraph 11, the Unvested Shares are the number of shares acquired upon exercise of the Option in excess of the Vested Shares.

                  (c) Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (i) such termination of employment (or exercise of the Option, if later) or (ii) the Company has received notice of the attempted disposition. If the Company fails to give notice within such sixty
(60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase

Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

                  (d) Payment for Shares and Return of Shares. Payment by the Company to the Optionee shall be made in cash within thirty (30) days after the date of the mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to paragraph 9 above (the "Repurchase Price"). The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

                  (e) Assignment of Unvested Share Repurchase Option. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one (1) or more persons as may be selected by the Company.

                  (f) Ownership Change. Upon the occurrence of an Ownership Change, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the term "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change. While the aggregate Repurchase Price shall remain the same after such Ownership Change, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change shall be adjusted as appropriate. For purposes of determining the Vested Ratio following an Ownership Change, credited employment shall include all employment with any corporation which is a Participating Company at the time such service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change.

         12. Right of First Refusal.

                  (a) Right of First Refusal. In the event the Optionee proposes to sell, pledge, or otherwise transfer any Vested Shares acquired upon the exercise of the Option (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 12 (the "Right of First Refusal").

                  (b) Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any Transfer Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee.

The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

                  (c) Bona Fide Transfer. In the event that the Company shall determine that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 12 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this paragraph 12. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

                  (d) Exercise of the Right of First Refusal. In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date of the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

                  (e) Failure to Exercise the Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 12(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 12.

                  (f) Transferees of the Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 12 are met.

                  (g) Transfers Not Subject to the Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 12(i) below result in a termination of the Right of First Refusal.

                  (h) Assignment of the Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

                  (i) Early Termination of the Right of First Refusal. The other provisions of this paragraph 12 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon (i) the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Plan, or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

         13. Escrow.

                  (a) Establishment of Escrow. To insure shares subject to the Unvested Share Repurchase Option or the Right of First Refusal will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

                  (b) Delivery of Shares to Optionee. As soon as practicable after the expiration of the Unvested Share Repurchase Option and the Right of First Refusal, the escrow agent shall deliver to the Optionee the shares no longer subject to such restriction.

                  (c) Notices and Payments. In the event the shares held in escrow are subject to the Company's exercise of the Unvested Share Repurchase Option or the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the

Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

         14. Stock Dividends Subject to Option Agreement. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option and the Right of First Refusal with the same force and effect as the shares subject to the Unvested Share Repurchase Option and the Right of First Refusal immediately before such event.

         15. Rules of the Commissioner of Corporations. The Optionee is hereby delivered a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California, adopted pursuant to the California Corporate Securities Act of 1968. References to the "Code" in the following text are references to the California Corporations Code.

         260.141.11.  Restriction on Transfer.

                  (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

                  (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

                           (1) to the issuer;

                           (2) pursuant to the order or process of any court;

                           (3) to any person described in subdivision (i) of
Section 25102 of the Code or Section 260.105.14 of these rules;

                           (4) to the transferor's ancestors, descendants, or
spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants, or spouse;

                           (5) to holders of securities of the same class of the
same issuer;

                           (6) by way of gift or donation inter vivos or on
death;

                           (7) by or through a broker-dealer licensed under the
Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

                           (8) to a broker-dealer licensed under the Code in a
principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

                           (9) if the interest sold or transferred is a pledge
or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

                           (10) by way of a sale qualified under Sections 25111,
25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                           (11) by a corporation to a wholly owned subsidiary of
such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

                           (12) by way of an exchange qualified under Section
25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                           (13) between residents of foreign states, territories
or countries who are neither domiciled nor actually present in this state;

                           (14) to the State Controller pursuant to the
Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

                           (15) by the State Controller pursuant to the
Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

                           (16) by a trustee to a successor trustee when such
transfer does not involve a change in the beneficial ownership of the securities;

                           (17) by way of an offer and sale of outstanding
securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

                  (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend prominently stamped or printed thereon in capital letters of not less than 10-point size reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

         16. Legends. The Company may at any time place legends referencing the Unvested Share Repurchase Option set forth in paragraph 11 above, the Right of First Refusal set forth in paragraph 12 above and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

                  (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

                  (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

                  (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

                  (d) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

         17. Initial Public Offering. The Optionee hereby agrees that in the event of an initial public offering of stock , made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty
(180) days from the effective date
of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act.

         18. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         19. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

         20. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         21. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                     RED PEPPER SOFTWARE COMPANY


                                     By:________________________________

                                     Title:_____________________________



         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in paragraph 11 and the Right of First Refusal set forth in paragraph 12, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

         The undersigned acknowledges receipt of a copy of the Plan and a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California regarding restriction on transfer (included in paragraph 15 above).

                                           OPTIONEE:


Date:_________________________________     _____________________________________

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                           RED PEPPER SOFTWARE COMPANY

                             IMMEDIATELY EXERCISABLE

                        INCENTIVE STOCK OPTION AGREEMENT


         Red Pepper Software Company (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

         22.      Definitions:

                  (a)      "Optionee" shall mean                               .

                  (b)      "Date of Option Grant" shall mean                   .

                  (c)      "Number of Option Shares" shall mean
shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

                  (d)      "Exercise Price" shall mean $             per share
as adjusted from time to time pursuant to paragraph 9 below.

                  (e)      "Initial Exercise Date" shall be the Date of Option
Grant.

                  (f) "Initial Vesting Date" shall be the date occurring forty-nine months after the Date of Option Grant.

                  (g)      Determination of "Vested Ratio":


                                                            Vested Ratio
                                                            ------------

                  Prior to Initial Vesting Date                   0

                  On Initial Vesting Date, provided the         1/5
                  Optionee is continuously employed by a
                  Participating Company from the Date of
                  Option Grant until the Initial Vesting
                  Date

                  Plus

                  For each full month of the Optionee's        1/60
                  continuous employment by a Participating
                  Company from the Initial Vesting Date.

                  In no event shall the Vested Ratio exceed 1/1.


                  (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

                  (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (j) "Company" shall mean Red Pepper Software Company, a California corporation, and any successor corporation thereto.

                  (k) "Participating Company" shall mean (i) the Company and
(ii) any future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

                  (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

                  (m) "Plan" shall mean the Red Pepper Software Company 1993 Stock Option Plan.

         23. Status of the Option. This Option is intended to be an incentive stock option as described in section 422 of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under section 422 of the Code, including, but not limited to, holding period requirements.

         24. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         25. Exercise of the Option.

                  (a) Right to Exercise. Except as otherwise provided herein, the Option shall be immediately exercisable in its entirety on and after the Initial Exercise Date and prior to the termination of the Option (as provided in paragraph 6) in an amount not to exceed the Number of Option Shares less the number of shares previously acquired upon exercise of the Option, subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 and paragraph 12 below. Notwithstanding the foregoing, except as provided in paragraph 4(b) below, the aggregate fair market value of the stock with respect to which the Optionee may exercise the Option for the first time during any calendar year, together with any other incentive stock options which are exercisable for the first time during any such year, as determined in accordance with section 422(d) of the Code, shall not exceed One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, options designated as incentive stock options shall be taken into account in the order in which they were granted, and the fair market value of shares of stock shall be determined as of the time the option with respect to such shares is granted. Such limitation on exercise shall be referred to in this Option Agreement as the "ISO Exercise Limitation." If section 422 of the Code is amended to provide for a different limitation from that set forth in this paragraph 4(a) the ISO Exercise Limitation shall be deemed amended effective as of the date required or permitted by such amendment to the Code. The ISO Exercise Limitation shall terminate upon the earlier of (i) the Optionee's termination of employment, (ii) the day immediately prior to the effective date of a Transfer of Control in which the Option is not assumed or substituted for by the Acquiring Corporation as provided in paragraph 8, or
(iii) the day ten (10) days prior to the Option Term Date. Upon such termination of the ISO Exercise Limitation, the Option shall be deemed a nonqualified stock option to the extent of the number of shares subject to the Option which would otherwise exceed the ISO Exercise Limitation.

                  (b) Notwithstanding any other provision of this Option Agreement, if compliance with the ISO Exercise Limitation as set forth in paragraph 4(a) will result in the exercisability of any Vested Shares (as defined in paragraph 11(b)) being delayed more than thirty (30) days beyond the date such shares become Vested Shares (the "Vesting Date"), the Option shall be deemed to be two (2) options. The first option shall be for the maximum portion of the Number of Option Shares that can comply with the ISO Exercise Limitation without causing the Option to be unexercisable in the aggregate as to Vested Shares on the Vesting Date for such shares. The second option, which shall not be treated as an incentive stock option as described in section 422(b) of the Code, shall be for the balance of the Number of Option Shares; that is, those such shares which, on the respective Vesting Date for such shares, would be unexercisable if included in the first option and thereby made subject to the ISO Exercise Limitation. Shares treated as subject to the second option shall be exercisable on the same terms and at the same time as set forth in this Option Agreement; provided, however, that (i) the second sentence of paragraph 4(a) shall not apply to the second option and (ii) each such share shall become a Vested Share on the Vesting Date on which such share must first be allocated to the second option pursuant to the preceding sentence. Unless the Optionee specifically elects to the contrary in the Optionee's written notice of exercise, the first option shall be deemed to be exercised first to the maximum possible extent and then the second option shall be deemed to be exercised.

                  (c) In addition to the foregoing, the Option may not be exercised more frequently than twice in any continuous twelve (12) month period; provided, however, that the foregoing restriction shall not apply so as to prevent an exercise (i) following the Optionee's termination of employment as set forth in paragraph 7 below or (ii) during the thirty (30) day periods immediately preceding and following an Ownership Change as defined in paragraph 8 below. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's shareholders in order for the Plan to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such shareholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such shareholder approval.

                  (d) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of escrow agreement referenced below.

                  (e) Form of Payment of Option Exercise Price. Payment of the aggregate Exercise Price for the number of shares for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the option price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

                  (f) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option.

                  (g) Certificate Registration. Except in the event the Exercise Price is paid by means of Immediate Sales Proceeds, the certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                  (h) Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                  (i) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         26. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative as provided under section 422(b)(5) of the Code and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         27. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) a Transfer of Control to the extent provided in paragraph 8 below.

         28. Termination of Employment.

                  (a) Termination of the Option. If the Optionee ceases to be an employee of the Participating Company Group for any reason, except death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment. Notwithstanding the provisions of this paragraph 7(a), the Option may not be exercised after the Optionee's termination of employment if the shares to be acquired on exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in paragraph 11 below.

                  (b) Termination of Employment Defined. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

                  (c) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

                  (d) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

                  (e) Leave of Absence. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         29. Ownership Change and Transfer of Control. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                  (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

                  (b) a merger or consolidation in which the Company is a party;

                  (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations as defined in paragraph 1(k) above of the Company); or

                  (d) a liquidation or dissolution of the Company.

         A "Transfer of Control" shall mean an Ownership Change in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction or in which the Company is not the surviving corporation.

         In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock of the Option. The Option shall terminate and cease to be effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of Transfer of Control.

         30. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner. In the event of (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange, (b) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations as defined in paragraph 1(k) above of the Company), or (c) a liquidation or dissolution of the Company, the Company may unilaterally arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation either assume the Company's rights and obligations under this Option Agreement or substitute an option for such corporation's stock for the Option.

         31. Rights as a Shareholder or Employee. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

         32. Unvested Share Repurchase Option.

                  (a) Unvested Share Repurchase Option. In the event the Optionee's employment with the Participating Company Group is terminated for any reason, with or without cause, or if the Optionee or the Optionee's legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change) any shares acquired upon exercise of the Option which exceed the Optionee's Vested Shares as defined in paragraph 11(b) below (the "Unvested Shares"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Unvested Share Repurchase Option").

                  (b) Vested Shares and Unvested Shares Defined. The total Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above are Vested Shares. For purposes of this paragraph 11, the Unvested Shares are the number of shares acquired upon exercise of the Option in excess of the Vested Shares.

                  (c) Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (i) such termination of employment (or exercise of the Option, if later) or (ii) the Company has received notice of the attempted disposition. If the Company fails to give notice within such sixty
(60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

                  (d) Payment for Shares and Return of Shares. Payment by the Company to the Optionee shall be made in cash within thirty (30) days after the date of the mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to paragraph 9 above (the "Repurchase Price"). The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

                  (e) Assignment of Unvested Share Repurchase Option. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one (1) or more persons as may be selected by the Company.

                  (f) Ownership Change. Upon the occurrence of an Ownership Change, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the term "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change. While the aggregate Repurchase Price shall remain the same after such Ownership Change, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change shall be adjusted as appropriate. For purposes of determining the Vested Ratio following an Ownership Change, credited employment shall include all employment with any corporation which is a Participating Company at the time such service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change.

         33. Right of First Refusal.

                  (a) Right of First Refusal. In the event the Optionee proposes to sell, pledge, or otherwise transfer any Vested Shares acquired upon the exercise of the Option (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 12 (the "Right of First Refusal").

                  (b) Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any Transfer Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

                  (c) Bona Fide Transfer. In the event that the Company shall determine that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 12 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this paragraph 12. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

                  (d) Exercise of the Right of First Refusal. In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date of the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the

Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

                  (e) Failure to Exercise the Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 12(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 12.

                  (f) Transferees of the Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 12 are met.

                  (g) Transfers Not Subject to the Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 12(i) below result in a termination of the Right of First Refusal.

                  (h) Assignment of the Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

                  (i) Early Termination of the Right of First Refusal. The other provisions of this paragraph 12 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon (i) the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Plan, or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

         34. Escrow.

                  (a) Establishment of Escrow. To insure shares subject to the Unvested Share Repurchase Option or the Right of First Refusal will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

                  (b) Delivery of Shares to Optionee. As soon as practicable after the expiration of the Unvested Share Repurchase Option and the Right of First Refusal, the escrow agent shall deliver to the Optionee the shares no longer subject to such restriction.

                  (c) Notices and Payments. In the event the shares held in escrow are subject to the Company's exercise of the Unvested Share Repurchase Option or the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

         35. Stock Dividends Subject to Option Agreement. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option and the Right of First Refusal with the same force and effect as the shares subject to the Unvested Share Repurchase Option and the Right of First Refusal immediately before such event.

         36. Notice of Sales Upon Disqualifying Disposition. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

         37. Rules of the Commissioner of Corporations. The Optionee is hereby delivered a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California, adopted pursuant to the California Corporate Securities Act of 1968. References to the "Code" in the following text are references to the California Corporations Code.

         260.141.11.  Restriction on Transfer.

                  (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

                  (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

                           (1) to the issuer;

                           (2) pursuant to the order or process of any court;

                           (3) to any person described in subdivision (i) of
Section 25102 of the Code or Section 260.105.14 of these rules;

                           (4) to the transferor's ancestors, descendants, or
spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants, or spouse;

                           (5) to holders of securities of the same class of the
same issuer;

                           (6) by way of gift or donation inter vivos or on
death;

                           (7) by or through a broker-dealer licensed under the
Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

                           (8) to a broker-dealer licensed under the Code in a
principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

                           (9) if the interest sold or transferred is a pledge
or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

                           (10) by way of a sale qualified under Sections 25111,
25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                           (11) by a corporation to a wholly owned subsidiary of
such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

                           (12) by way of an exchange qualified under Section
25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                           (13) between residents of foreign states, territories
or countries who are neither domiciled nor actually present in this state;

                           (14) to the State Controller pursuant to the
Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

                           (15) by the State Controller pursuant to the
Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

                           (16) by a trustee to a successor trustee when such
transfer does not involve a change in the beneficial ownership of the securities;

                           (17) by way of an offer and sale of outstanding
securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

                  (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend prominently stamped or printed thereon in capital letters of not less than 10-point size reading as follows: "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

         38. Legends. The Company may at any time place legends referencing the Unvested Share Repurchase Option set forth in paragraph 11 above, the Right of First Refusal set forth in paragraph 12 above and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

                  (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

                  (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

                  (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

                  (d) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

                  (e) "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER
HEREOF MADE ON OR BEFORE            . THE REGISTERED HOLDER SHALL HOLD ALL
SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

         39. Initial Public Offering. The Optionee hereby agrees that in the event of an initial public offering of stock , made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty
(180) days from the effective date
of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act.

         40. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         41. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

         42. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         43. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                     RED PEPPER SOFTWARE COMPANY


                                     By:
                                         -----------------------------

                                     Title:
                                           ---------------------------

         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in paragraph 11 and the Right of First Refusal set forth in paragraph 12, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

         The undersigned acknowledges receipt of a copy of the Plan and a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California regarding restriction on transfer (included in paragraph 16 above).

                                                 OPTIONEE:

Date:   -------------------------------   ----------------------------------

                                                            Date:

                           RED PEPPER SOFTWARE COMPANY

                            NONQUALIFIED STOCK OPTION

                                  EXERCISE FORM



Red Pepper Software Company
1810 Gateway Drive, Suite 150
San Mateo, Ca  94404

Attention:  Chief Financial Officer

Gentlemen:

         The undersigned optionee (the "Optionee") was granted an immediately exercisable nonqualified stock option (the "Option") to purchase shares of the
common stock of Red Pepper Software Company (the "Company") on            , 19 ,
pursuant to the Company's 1993 Stock Option Plan (the "Plan") and pursuant to
the Nonqualified Stock Option Agreement dated           , 19 (the "Option
Agreement"). The Optionee hereby elects to exercise the Option as to shares of the common stock of the Company (the "Shares").

         Enclosed herewith is full payment for the Shares in the manner set forth in the Option Agreement. The Optionee authorizes payroll withholding and otherwise will make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, as more fully set forth in the Plan Option Agreement.

         The Optionee represents and warrants that the Optionee is over eighteen
(18) years of age and that the Optionee is purchasing the Shares solely for the Optionee's own account, and not on behalf of any other person or as a nominee, for investment and not with a view to, or for sale in connection with, any distribution of the Shares.

         The Optionee further represents that the Optionee does not have any present intention of selling, offering to sell, or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest in the Shares the Optionee is purchasing is being purchased for, and will be held for the account of, the Optionee only and neither in whole nor in part for any other person.

         The Optionee acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule
701. The Optionee further acknowledges and understands that the Company is under no obligation to register the Shares and that, in the absence of registration, the Shares may not be transferred. The Optionee understands that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company. The Optionee does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person with respect to any of the Shares.

         The Optionee is aware that Rule 144, promulgated under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. The Optionee understands that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to the Optionee upon request.

         The Optionee agrees that the Shares are being acquired by the Optionee in accordance with and subject to the terms, provisions and conditions of the Option Agreement, including the Unvested Share Repurchase Option, and the Right of First Refusal set forth therein, to all of which the Optionee hereby expressly assents. These agreements shall inure to the benefit of and be binding upon the Optionee's heirs, executors, administrators, successors and assigns. [The Optionee agrees to deposit the certificate or certificates evidencing the Shares, along with a blank stock assignment separate from certificate executed by the Optionee, with an escrow agent designated by the Company, to be held by such escrow agent pursuant to the Company's standard Joint Escrow Instructions, an executed copy of which the Optionee has delivered herewith.

         The Optionee's address of record is:

              -----------------------------

              -----------------------------

and the Optionee's Social Security Number is:
                                              -----------------------

                                               Very truly yours,


                                               -------------------------------

Receipt of the above is hereby acknowledged.

Red Pepper Software Company


By:
       ------------------------------------------------

Title:
       ------------------------------------------------

Dated:
       ------------------------------------------------

                                                            Date:

                           RED PEPPER SOFTWARE COMPANY

                             INCENTIVE STOCK OPTION

                                  EXERCISE FORM



Red Pepper Software Company
1810 Gateway Drive, Suite 150
San Mateo, CA  94404

Attention:  Chief Financial Officer

Gentlemen:

         The undersigned optionee (the "Optionee") was granted an immediately exercisable incentive stock option (the "Option") to purchase shares of the
common stock of Red Pepper Software Company (the "Company") on            , 19 ,
pursuant to the Company's 1993 Stock Option Plan (the "Plan") and pursuant to
the Incentive Stock Option Agreement dated            , 19  (the "Option
Agreement"). The Optionee hereby elects to exercise the Option as to shares of the common stock of the Company (the "Shares").

         Enclosed herewith is full payment for the Shares in the manner set forth in the Option Agreement. The Optionee authorizes payroll withholding and otherwise will make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, as more fully set forth in the Option Agreement.

         The Optionee represents and warrants that the Optionee is over eighteen
(18) years of age and that the Optionee is purchasing the Shares solely for the Optionee's own account, and not on behalf of any other person or as a nominee, for investment and not with a view to, or for sale in connection with, any distribution of the Shares.

         The Optionee further represents that the Optionee does not have any present intention of selling, offering to sell, or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest in the Shares the Optionee is purchasing is being purchased for, and will be held for the account of, the Optionee only and neither in whole nor in part for any other person.

         The Optionee acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the

"Securities Act"), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701. The Optionee further acknowledges and understands that the Company is under no obligation to register the Shares and that, in the absence of registration, the Shares may not be transferred. The Optionee understands that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company. The Optionee does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person with respect to any of the Shares.

         The Optionee is aware that Rule 144, promulgated under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. The Optionee understands that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to the Optionee upon request.

         The Optionee agrees that the Shares are being acquired by the Optionee in accordance with and subject to the terms, provisions and conditions of the Option Agreement, including the Unvested Share Repurchase Option, and the Right of First Refusal set forth therein, to all of which the Optionee hereby expressly assents. These agreements shall inure to the benefit of and be binding upon the Optionee's heirs, executors, administrators, successors and assigns. The Optionee agrees to deposit the certificate or certificates evidencing the Shares, along with a blank stock assignment separate from certificate executed by the Optionee, with an escrow agent designated by the Company, to be held by such escrow agent pursuant to the Company's standard Joint Escrow Instructions, an executed copy of which the Optionee has delivered herewith.

         The Optionee agrees that the Optionee will promptly notify the Chief Financial Officer of the Company if the Optionee transfers any of the Shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option.

         The Optionee's address of record is:


                        ------------------------------------

                        ------------------------------------
and the Optionee's Social Security Number is: ____________________


                                       Very truly yours,


                                       ---------------------------




Receipt of the above is hereby acknowledged.

Red Pepper Software Company


By:
      ------------------------------------------------

Title:
         ---------------------------------------------

Dated:
           -------------------------------------------

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                           RED PEPPER SOFTWARE COMPANY

                             IMMEDIATELY EXERCISABLE

                        INCENTIVE STOCK OPTION AGREEMENT

                               (EVERGREEN OPTION)


         Red Pepper Software Company granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

         44.      Definitions:

                  (a) "Optionee" shall mean ________________________________ .

                  (b) "Date of Option Grant" shall mean ____________________ .

                  (c) "Number of Option Shares" shall mean __________ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

                  (d) "Exercise Price" shall mean $________ per share as adjusted from time to time pursuant to paragraph 9 below.

                  (e) "Initial Exercise Date" shall be the Date of Option Grant.

                  (f) "Initial Vesting Date" shall be the date occurring _______ (___) months after the Date of Option Grant.

                  (g) Determination of "Vested Ratio":


                                                          Vested Ratio
                                                          ------------


          Prior to Initial Vesting Date                           0

          On Initial Vesting Date, provided the Optionee        1/12
          is continuously employed by a Participating
          Company from the Date of Option Grant until
          the Initial Vesting Date

          Plus

          For each full month of the Optionee's                 1/12
          continuous employment by a Participating
          Company from the Initial Vesting Date.

          In no event shall the Vested Ratio exceed 1/1.


                  (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

                  (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (j) "Company" shall mean Red Pepper Software Company, a California corporation, and any successor corporation thereto.

                  (k) "Participating Company" shall mean (i) the Company and
(ii) any future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

                  (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

                  (m) "Plan" shall mean the Red Pepper Software Company 1993 Stock Option Plan.

         45. Status of the Option. This Option is intended to be an incentive stock option as described in section 422 of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under section 422 of the Code, including, but not limited to, holding period requirements.

         46. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         47.      Exercise of the Option.

                  (a) Right to Exercise. Except as otherwise provided herein, the Option shall be immediately exercisable in its entirety on and after the Initial Exercise Date and prior to the termination of the Option (as provided in paragraph 6) in an amount not to exceed the Number of Option Shares less the number of shares previously acquired upon exercise of the Option, subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 and paragraph 12 below. Notwithstanding the foregoing, except as provided in paragraph 4(b) below, the aggregate fair market value of the stock with respect to which the Optionee may exercise the Option for the first time during any calendar year, together with any other incentive stock options which are exercisable for the first time during any such year, as determined in accordance with section 422(d) of the Code, shall not exceed One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, options designated as incentive stock options shall be taken into account in the order in which they were granted, and the fair market value of shares of stock shall be determined as of the time the option with respect to such shares is granted. Such limitation on exercise shall be referred to in this Option Agreement as the "ISO Exercise Limitation." If section 422 of the Code is amended to provide for a different limitation from that set forth in this paragraph 4(a) the ISO Exercise Limitation shall be deemed amended effective as of the date required or permitted by such amendment to the Code. The ISO Exercise Limitation shall terminate upon the earlier of (i) the Optionee's termination of employment, (ii) the day immediately prior to the effective date of a Transfer of Control in which the Option is not assumed or substituted for by the Acquiring Corporation as provided in paragraph 8, or
(iii) the day ten (10) days prior to the Option Term Date. Upon such termination of the ISO Exercise Limitation, the Option shall be deemed a nonqualified stock option to the extent of the number of shares subject to the Option which would otherwise exceed the ISO Exercise Limitation.

                  (b) Notwithstanding any other provision of this Option Agreement, if compliance with the ISO Exercise Limitation as set forth in paragraph 4(a) will result in the exercisability of any Vested Shares (as defined in paragraph 11(b)) being delayed more than thirty (30) days beyond the date such shares become Vested Shares (the "Vesting Date"), the Option shall be deemed to be two (2) options. The first option shall be for the maximum portion of the Number of Option Shares that can comply with the ISO Exercise Limitation without causing the Option to be unexercisable in the aggregate as to Vested Shares on the Vesting Date for such shares. The second option, which shall not be treated as an incentive stock option as described in section 422(b) of the Code, shall be for the balance of the Number of Option Shares; that is, those such shares which, on the respective Vesting Date for such shares, would be unexercisable if included in the first option and thereby made subject to the ISO Exercise Limitation. Shares treated as subject to the second option shall be exercisable on the same terms and at the same time as set forth in this Option Agreement; provided, however, that (i) the second sentence of paragraph 4(a) shall not apply to the second option and (ii) each such share shall become a Vested Share on the Vesting Date on which such share must first be allocated to the second option pursuant to the preceding sentence.

Unless the Optionee specifically elects to the contrary in the Optionee's written notice of exercise, the first option shall be deemed to be exercised first to the maximum possible extent and then the second option shall be deemed to be exercised.

                  (c) In addition to the foregoing, the Option may not be exercised more frequently than twice in any continuous twelve (12) month period; provided, however, that the foregoing restriction shall not apply so as to prevent an exercise (i) following the Optionee's termination of employment as set forth in paragraph 7 below or (ii) during the thirty (30) day periods immediately preceding and following an Ownership Change as defined in paragraph 8 below. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's shareholders in order for the Plan to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such shareholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such shareholder approval.

                  (d) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of escrow agreement referenced below.

                  (e) Form of Payment of Option Exercise Price. Payment of the aggregate Exercise Price for the number of shares for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the option price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

                  (f) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option,
(ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option.

                  (g) Certificate Registration. Except in the event the Exercise Price is paid by means of Immediate Sales Proceeds, the certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                  (h) Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                  (i) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         48. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative as provided under section 422(b)(5) of the Code and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         49. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) a Transfer of Control to the extent provided in paragraph 8 below.

         50.      Termination of Employment.

                  (a) Termination of the Option. If the Optionee ceases to be an employee of the Participating Company Group for any reason, except death or disability within the meaning of section

422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment. Notwithstanding the provisions of this paragraph 7(a), the Option may not be exercised after the Optionee's termination of employment if the shares to be acquired on exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in paragraph 11 below.

                  (b) Termination of Employment Defined. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company.

                  (c) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

                  (d) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

                  (e) Leave of Absence. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         51. Ownership Change and Transfer of Control. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                  (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

                  (b) a merger or consolidation in which the Company is a party;

                  (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations as defined in paragraph 1(k) above of the Company); or

                  (d) a liquidation or dissolution of the Company.

         A "Transfer of Control" shall mean an Ownership Change in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction or in which the Company is not the surviving corporation.

         In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock of the Option. The Option shall terminate and cease to be effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of Transfer of Control.

         52. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner. In the event of (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange, (b) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations as defined in paragraph 1(k) above of the Company), or (c) a liquidation or dissolution of the Company, the Company may unilaterally arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation either assume the Company's rights and obligations under this Option Agreement or substitute an option for such corporation's stock for the Option.

         53. Rights as a Shareholder or Employee. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

         54. Unvested Share Repurchase Option.

                  (a) Unvested Share Repurchase Option. In the event the Optionee's employment with the Participating Company Group is terminated for any reason, with or without cause, or if the Optionee or the Optionee's legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change) any shares acquired upon exercise of the Option which exceed the Optionee's Vested Shares as defined in paragraph 11(b) below (the "Unvested Shares"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Unvested Share Repurchase Option").

                  (b) Vested Shares and Unvested Shares Defined. The total Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above are Vested Shares. For purposes of this paragraph 11, the Unvested Shares are the number of shares acquired upon exercise of the Option in excess of the Vested Shares.

                  (c) Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (i) such termination of employment (or exercise of the Option, if later) or (ii) the Company has received notice of the attempted disposition. If the Company fails to give notice within such sixty
(60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

                  (d) Payment for Shares and Return of Shares. Payment by the Company to the Optionee shall be made in cash within thirty (30) days after the date of the mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to paragraph 9 above (the "Repurchase Price"). The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

                  (e) Assignment of Unvested Share Repurchase Option. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one (1) person as may be selected by the Company.

                  (f) Ownership Change. Upon the occurrence of an Ownership Change, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the term "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change. While the aggregate Repurchase Price shall remain the same after such Ownership Change, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change shall be adjusted as appropriate. For purposes of determining the Vested Ratio following an Ownership Change, credited employment shall include all employment with any corporation which is a Participating Company at the time such service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change.

         55.      Right of First Refusal.

                  (a) Right of First Refusal. In the event the Optionee proposes to sell, pledge, or otherwise transfer any Vested Shares acquired upon the exercise of the Option (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 12 (the "Right of First Refusal").

                  (b) Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any Transfer Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

                  (c) Bona Fide Transfer. In the event that the Company shall determine that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 12 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this paragraph 12. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

                  (d) Exercise of the Right of First Refusal. In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date of the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the

Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

                  (e) Failure to Exercise the Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 12(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 12.

                  (f) Transferees of the Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 12 are met.

                  (g) Transfers Not Subject to the Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 12(i) below result in a termination of the Right of First Refusal.

                  (h) Assignment of the Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

                  (i) Early Termination of the Right of First Refusal. The other provisions of this paragraph 12 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon (i) the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Plan, or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

         56. Escrow.

                  (a) Establishment of Escrow. To insure shares subject to the Unvested Share Repurchase Option will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

                  (b) Delivery of Shares to Optionee. As soon as practicable after the expiration of the Unvested Share Repurchase Option, the escrow agent shall deliver to the Optionee the shares no longer subject to such restriction.

                  (c) Notices and Payments. In the event the shares held in escrow are subject to the Company's exercise of the Unvested Share Repurchase Option, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

         57. Stock Dividends Subject to Option Agreement. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option and the Right of First Refusal with the same force and effect as the shares subject to the Unvested Share Repurchase Option and the Right of First Refusal immediately before such event.

         58. Notice of Sales Upon Disqualifying Disposition. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

         59. Rules of the Commissioner of Corporations. The Optionee is hereby delivered a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California, adopted pursuant to the California Corporate Securities Act of 1968. References to the "Code" in the following text are references to the California Corporations Code.

         260.141.11.  Restriction on Transfer.

                  (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

                  (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

                           (1) to the issuer;

                           (2) pursuant to the order or process of any court;

                           (3) to any person described in subdivision (i) of
Section 25102 of the Code or Section 260.105.14 of these rules;

                           (4) to the transferor's ancestors, descendants, or
spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants, or spouse;

                           (5) to holders of securities of the same class of the
same issuer;

                           (6) by way of gift or donation inter vivos or on
death;

                           (7) by or through a broker-dealer licensed under the
Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

                           (8) to a broker-dealer licensed under the Code in a
principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

                           (9) if the interest sold or transferred is a pledge
or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

                           (10) by way of a sale qualified under Sections 25111,
25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                           (11) by a corporation to a wholly owned subsidiary of
such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

                           (12) by way of an exchange qualified under Section
25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                           (13) between residents of foreign states, territories
or countries who are neither domiciled nor actually present in this state;

                           (14) to the State Controller pursuant to the
Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

                           (15) by the State Controller pursuant to the
Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

                           (16) by a trustee to a successor trustee when such
transfer does not involve a change in the beneficial ownership of the securities;

                           (17) by way of an offer and sale of outstanding
securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

                  (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend prominently stamped or printed thereon in capital letters of not less than 10-point size reading as follows: "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

         60. Legends. The Company may at any time place legends referencing the Unvested Share Repurchase Option set forth in paragraph 11 above, the Right of First Refusal set forth in paragraph 12 above and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

                  (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

                  (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

                  (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

                  (d) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

                  (e) "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER
HEREOF MADE ON OR BEFORE                    . THE REGISTERED HOLDER SHALL HOLD
ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

         61. Initial Public Offering. The Optionee hereby agrees that in the event of an initial public offering of stock , made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty
(180) days from the effective date
of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act.

         62. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         63. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

         64. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         65. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                     RED PEPPER SOFTWARE COMPANY


                                     By:
                                        ------------------------------
                                     Title:
                                            --------------------------



         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in paragraph 11 and the Right of First Refusal set forth in paragraph 12, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

         The undersigned acknowledges receipt of a copy of the Plan and a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California regarding restriction on transfer (included in paragraph 16 above).


                                                      OPTIONEE:

Date:  ---------------------------     --------------------------------

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                           RED PEPPER SOFTWARE COMPANY

                             IMMEDIATELY EXERCISABLE

                       NONQUALIFIED STOCK OPTION AGREEMENT

                               (EVERGREEN OPTION)


         Red Pepper Software Company granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

         66.      Definitions:

                  (a) "Optionee" shall mean _______________________________ .

                  (b) "Date of Option Grant" shall mean ___________________ .

                  (c) "Number of Option Shares" shall mean __________ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

                  (d) "Exercise Price" shall mean $_____________ per share as adjusted from time to time pursuant to paragraph 9 below.

                  (e) "Initial Exercise Date" shall be the Date of Option Grant.

                  (f) "Initial Vesting Date" shall be the date occurring _______ (___) months after the Date of Option Grant.

                  (g) Determination of "Vested Ratio":

                                                            Vested Ratio
                                                            ------------
           Prior to Initial Vesting Date                           0

           On Initial Vesting Date, provided the Optionee       1/12
           is continuously employed by a Participating
           Company from the Date of Option Grant until
           the Initial Vesting Date
           Plus

           For each full month of the Optionee's continuous     1/12
           employment by a Participating
           Company from the Initial Vesting Date.

           In no event shall the Vested Ratio exceed 1/1.

                  (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

                  (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (j) "Company" shall mean Red Pepper Software Company, a California corporation, and any successor corporation thereto.

                  (k) "Participating Company" shall mean (i) the Company and
(ii) any future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Code.

                  (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

                  (m) "Plan" shall mean the Red Pepper Software Company 1993 Stock Option Plan.

         67. Status of the Option. This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422(b) of the Code.

         68. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         69. Exercise of the Option.

                  (a) Right to Exercise. Except as otherwise provided herein, the Option shall be immediately exercisable in its entirety on and after the Initial Exercise Date and prior to the termination of the Option (as provided in paragraph 6) in an amount not to exceed the Number of Option Shares less the number of shares previously acquired upon exercise of the Option, subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 11 and paragraph 12 below. Notwithstanding the foregoing, the Option may not be exercised more frequently than twice in any continuous twelve (12) month period; provided, however, that the foregoing restriction shall not apply so as to prevent an exercise (i) following the Optionee's termination of employment as set forth in paragraph 7 below or (ii) during the thirty (30) day periods immediately preceding and following an Ownership Change as defined in paragraph 8 below. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's shareholders in order for the Plan to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such shareholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such shareholder approval.

                  (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of escrow agreement referenced below.

                  (c) Form of Payment of Option Exercise Price. Payment of the aggregate Exercise Price for the number of shares for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the option price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) by Immediate Sales Proceeds, as defined below, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

                  (d) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option.

                  (e) Certificate Registration. Except in the event the Exercise Price is paid by means of Immediate Sales Proceeds, the certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

                  (f) Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                  (g) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         70. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative as provided under section 422(b)(5) of the Code and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         71. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) a Transfer of Control to the extent provided in paragraph 8 below.

         72. Termination of Employment.

                  (a) Termination of the Option. If the Optionee ceases to be an employee of the Participating Company Group for any reason, except death or disability within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three
(3) months after the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. If the Optionee's employment with the Company is terminated because of the death or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment. Notwithstanding the provisions of this paragraph 7(a), the Option may not be exercised after the Optionee's termination of employment if the shares to be acquired on exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in paragraph 11 below.

                  (b) Termination of Employment Defined. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company. The Optionee's employment shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee serves as an employee, provided that there is no interruption or termination of the Optionee's serving as an employee.

                  (c) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

                  (d) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date.

                  (e) Leave of Absence. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

                  (f) Application to Directors, Consultants and Advisors. For purposes of this Option Agreement, in the event the Optionee is a director or consultant or advisor but not an employee of a Participating Company at the time the Option is granted, termination of the Optionee's status as a director or consultant or advisor of the Participating Company shall be deemed to be termination of the Optionee's employment.

         73. Ownership Change and Transfer of Control. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                  (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

                  (b) a merger or consolidation in which the Company is a party;

                  (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations as defined in paragraph 1(k) above of the Company); or

                  (d) a liquidation or dissolution of the Company.

         A "Transfer of Control" shall mean an Ownership Change in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction or in which the Company is not the surviving corporation.

         In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock of the Option. The Option shall terminate and cease to be effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of Transfer of Control.

         74. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner. In the event of (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange, (b) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations as defined in paragraph 1(k) above of the Company), or (c) a liquidation or dissolution of the Company, the Company may unilaterally arrange with the surviving, continuing, successor, or purchasing corporation, as the case may be, that such corporation either assume the Company's rights and obligations under this Option Agreement or substitute an option for such corporation's stock for the Option.

         75. Rights as a Shareholder or Employee. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

         76. Unvested Share Repurchase Option.

                  (a) Unvested Share Repurchase Option. In the event the Optionee's employment with the Participating Company Group is terminated for any reason, with or without cause, or if the Optionee or the Optionee's legal representative attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change) any shares acquired upon exercise of the Option which exceed the Optionee's Vested Shares as defined in paragraph 11(b) below (the "Unvested Shares"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this paragraph 11 (the "Unvested Share Repurchase Option").

                  (b) Vested Shares and Unvested Shares Defined. The total Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above are Vested Shares. For purposes of this paragraph 11, the Unvested Shares are the number of shares acquired upon exercise of the Option in excess of the Vested Shares.

                  (c) Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice to the Optionee within sixty (60) days after (i) such termination of employment (or exercise of the Option, if later) or (ii) the Company has received notice of the attempted disposition. If the Company fails to give notice within such sixty
(60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase

Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

                  (d) Payment for Shares and Return of Shares. Payment by the Company to the Optionee shall be made in cash within thirty (30) days after the date of the mailing of the written notice of exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to paragraph 9 above (the "Repurchase Price"). The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

                  (e) Assignment of Unvested Share Repurchase Option. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one (1) person as may be selected by the Company.

                  (f) Ownership Change. Upon the occurrence of an Ownership Change, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the term "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change. While the aggregate Repurchase Price shall remain the same after such Ownership Change, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change shall be adjusted as appropriate. For purposes of determining the Vested Ratio following an Ownership Change, credited employment shall include all employment with any corporation which is a Participating Company at the time such service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change.

         77.      Right of First Refusal.

                  (a) Right of First Refusal. In the event the Optionee proposes to sell, pledge, or otherwise transfer any Vested Shares acquired upon the exercise of the Option (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 12 (the "Right of First Refusal").

                  (b) Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any Transfer Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee.


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
The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

                  (c) Bona Fide Transfer. In the event that the Company shall determine that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 12 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this paragraph 12. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

                  (d) Exercise of the Right of First Refusal. In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's ability to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date of the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the discounted cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

                  (e) Failure to Exercise the Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 12(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty (120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 12.


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
                  (f) Transferees of the Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 12 are met.

                  (g) Transfers Not Subject to the Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 12(i) below result in a termination of the Right of First Refusal.

                  (h) Assignment of the Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

                  (i) Early Termination of the Right of First Refusal. The other provisions of this paragraph 12 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon (i) the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Plan, or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

         78. Escrow.

                  (a) Establishment of Escrow. To insure shares subject to the Unvested Share Repurchase Option will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of an escrow agreement approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

                  (b) Delivery of Shares to Optionee. As soon as practicable after the expiration of the Unvested Share Repurchase Option, the escrow agent shall deliver to the Optionee the shares no longer subject to such restriction.

                  (c) Notices and Payments. In the event the shares held in escrow are subject to the Company's exercise of the Unvested Share Repurchase Option, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent


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
shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

         79. Stock Dividends Subject to Option Agreement. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option and the Right of First Refusal with the same force and effect as the shares subject to the Unvested Share Repurchase Option and the Right of First Refusal immediately before such event.

         80. Rules of the Commissioner of Corporations. The Optionee is hereby delivered a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California, adopted pursuant to the California Corporate Securities Act of 1968. References to the "Code" in the following text are references to the California Corporations Code.

         260.141.11.  Restriction on Transfer.

                  (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

                  (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

                           (1) to the issuer;

                           (2) pursuant to the order or process of any court;

                           (3) to any person described in subdivision (i) of
Section 25102 of the Code or Section 260.105.14 of these rules;

                           (4) to the transferor's ancestors, descendants, or
spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants, or spouse;

                           (5) to holders of securities of the same class of the
same issuer;

                           (6) by way of gift or donation inter vivos or on
death;

                           (7) by or through a broker-dealer licensed under the
Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this


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
state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

                           (8) to a broker-dealer licensed under the Code in a
principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

                           (9) if the interest sold or transferred is a pledge
or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

                           (10) by way of a sale qualified under Sections 25111,
25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                           (11) by a corporation to a wholly owned subsidiary of
such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

                           (12) by way of an exchange qualified under Section
25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

                           (13) between residents of foreign states, territories
or countries who are neither domiciled nor actually present in this state;

                           (14) to the State Controller pursuant to the
Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

                           (15) by the State Controller pursuant to the
Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

                           (16) by a trustee to a successor trustee when such
transfer does not involve a change in the beneficial ownership of the securities;

                           (17) by way of an offer and sale of outstanding
securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

                  (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend prominently stamped or printed thereon in capital letters of not less than 10-point size reading as follows:


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
"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

         81. Legends. The Company may at any time place legends referencing the Unvested Share Repurchase Option set forth in paragraph 11 above, the Right of First Refusal set forth in paragraph 12 above and any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

                  (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

                  (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

                  (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

                  (d) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

         82. Initial Public Offering. The Optionee hereby agrees that in the event of an initial public offering of stock , made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty
(180) days from the effective date
of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act.

         83. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         84. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

         85. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         86. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                     RED PEPPER SOFTWARE COMPANY

                                     By:
                                         --------------------------

                                     Title:
                                           ------------------------


         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in paragraph 11 and the Right of First Refusal set forth in paragraph 12, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

         The undersigned acknowledges receipt of a copy of the Plan and a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California regarding restriction on transfer (included in paragraph 15 above).


                                                          OPTIONEE:


Date:
      -----------------------------------  ----------------------------------


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